UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2011
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CENTRAL VIRGINIA BANKSHARES, INC.
 (Exact Name of Registrant as Specified in Its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	000-24002 (Commission File Number)	54-1467806 (IRS Employer Identification No.)
2036 New Dorset Road, P. O. Box 39 Powhatan, Virginia (Address of Principal Executive Offices)	23139 (Zip Code)

Registrant’s telephone number, including area code:  (804) 403-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2011, Central Virginia Bank (the “Bank”), the wholly-owned subsidiary of Central Virginia Bankshares, Inc. (the “Company”), entered into a new Compensation Agreement, effective May 1, 2011, with Charles F. Catlett, III, its Senior Vice President and Director of Personal Investment Sales.  Mr. Catlett’s new compensation arrangement is a result of his previously announced transition from Senior Vice President and Chief Financial Officer to Senior Vice President and Director of Personal Investment Sales.  Mr. Catlett had previously received an annual base salary of $143,000.

Pursuant to the Compensation Agreement, Mr. Catlett will receive an annual draw of $78,000 (or $3,000 per two-week pay period), $39,000 of which is treated as a guaranteed base during the period from May 1, 2011 to November 1, 2011.  Mr. Catlett’s compensation each pay period will consist of the prorated portion of this guaranteed base and half of his calculated commissions based on gross revenues generated by him for the previous month.  Mr. Catlett’s commission percentage varies from 25% to 35% of monthly gross revenues generated by him, depending on the amount of gross revenues.  Commissions in excess of his monthly draw will be deferred and paid to Mr. Catlett from time to time as requested.  In addition, as a result of his transition to this commission compensation structure Mr. Catlett’s paid-time off benefit has been frozen.

At the same time, the Bank entered into an additional Compensation Agreement with Mr. Catlett, effective November 1, 2011, which contains substantially the same terms above, except that there is no guaranteed base after November 1, 2011.

A copy of both Compensation Agreements are included as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

In addition, the Change of Control Agreement, dated April 21, 2009, between the Company and Mr. Catlett has been terminated, effective June 10, 2011.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	10.1	Compensation Agreement, effective May 1, 2011, between Central Virginia Bank and Charles F. Catlett, III

	10.2	Compensation Agreement, effective November 1, 2011, between Central Virginia Bank and Charles F. Catlett, III

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VIRGINIA BANKSHARES, INC.
(Registrant)

Date: June 10, 2011	By:	/s/ Robert B. Eastep
Robert B. Eastep
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Compensation Agreement, effective May 1, 2011, between Central Virginia Bank and Charles F. Catlett, III

10.2	Compensation Agreement, effective November 1, 2011, between Central Virginia Bank and Charles F. Catlett, III